UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-21497

ALLIANCEBERNSTEIN CORPORATE SHARES

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Mark R. Manley

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: April 30, 2007

Date of reporting period: April 30, 2007

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

AllianceBernstein

Corporate Income Shares

April 30, 2007

Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of the NASD.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

June 19, 2007

Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Corporate Income Shares (the “Portfolio”) for the annual reporting period ended April 30, 2007. Please note, shares of this Portfolio are offered exclusively through registered investment advisers approved by the Adviser.

Investment Objective and Policies

The Portfolio’s investment objective is high current income. The Portfolio invests, under normal circumstances, at least 80% of its net assets in U.S. corporate bonds. The Portfolio may also invest in U.S. Government securities (other than U.S. Government securities that are mortgage-backed or asset-backed securities), repurchase agreements and forward contracts relating to U.S. Government securities. The Portfolio normally invests all of its assets in securities that are rated, at the time of purchase, at least BBB- or the equivalent by at least one nationally recognized statistical rating organization. The Portfolio will not invest in unrated corporate debt securities. The Portfolio has the flexibility to invest in long- and short-term fixed-income securities. In making decisions about whether to buy or sell securities, the Portfolio will consider, among other things, the strength of certain sectors of the fixed-income market relative to others, interest rates and other general market conditions and the credit quality of individual issuers. The Portfolio also may purchase and sell interest rate futures contracts and options; enter into swap transactions; invest in zero coupon securities and payment-in-kind debentures; and make secured loans of portfolio securities.

Investment Results

The table on page 4 shows the Portfolio’s performance compared to its benchmark, the Lehman Brothers (LB) U.S. Credit Index, for the period from the Portfolio’s commencement of operations date of December 11, 2006 through April 30, 2007.

The Portfolio underperformed the benchmark for the reporting period since the Portfolio’s commencement of operations date. The Portfolio’s shorter-than-benchmark duration was the primary detractor from relative performance. The Portfolio’s underweight in long maturity corporates, which underperformed, and overweight in BBB-rated credits, which outperformed, contributed positively to performance.

Market Review and Investment Strategy

Volatility returned to the bond market in the first quarter of 2007, as consumer credit concerns roiled the subprime mortgage sector. Subprime weakness, leveraged buyout (LBO) concerns and a deteriorating housing market all weighed on the corporate bond sector. The corporate bond market posted a relatively weak absolute return of 1.46% for the reporting period. Corporates, however, outperformed duration-neutral Treasuries by 0.27%. Most industries posted positive returns with lower-rated BBB credit outperforming the higher-rated quality tiers during the period. Intermediate credit, which returned 1.79%, outperformed long credit, which returned 0.46%, as longer maturity securities were negatively impacted by rising long term rates. The Treasury

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	1

yield curve steepened between the two- and 30-year yield, reflecting investors’ expectation for U.S. Federal Reserve easing later this year. Thirty-year Treasury yields rose 19 basis points to yield 4.81%, while two-year yields declined 7 basis points to yield 4.59%.

During the reporting period, the Portfolio held a shorter-than-benchmark credit duration with the underweight concentrated on long maturity corporates. An inverted Treasury yield curve and tight yield spreads signified that investors were not being adequately compensated for

taking risk aggressively, especially among longer maturities. The Portfolio was also overweighted in lower-quality BBB-rated corporates where the Portfolio’s Corporate Income Shares Investment Team (the “Team”) saw positive relative value. The Portfolio was underweighted in credit versus its benchmark as the Portfolio held a modest allocation to Treasury securities. The Portfolio’s profile during the period was consistent with the Team’s view of expected yield curve steepening as well as a cautious view toward expected long credit excess returns.

2	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following page represents past performance and does not guarantee future results. The Portfolio is relatively new and has been in existence for only a short period of time. The returns reflected may not be illustrative of long-term performance. Current performance may be lower or higher than the performance information shown. All fees and expenses related to the operation of the Portfolio have been deducted. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

The unmanaged Lehman Brothers (LB) U.S. Credit Index does not reflect fees and expenses associated with the active management of a fund portfolio. The Index comprises the LB U.S. Corporate Index and the LB U.S. Non-Corporate Credit Index (the non-native currency subcomponent of the LB U.S. Government-Related Index). An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Price fluctuation in the Portfolio’s securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Portfolio to decline. Changes in interest rates have a greater effect on bonds with longer maturities than those with shorter maturities. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Portfolio. This Portfolio can utilize leverage as an investment strategy. When a fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of a portfolio’s investments. The Portfolio may create leverage through the use of derivatives. High yield bonds, otherwise known as “junk bonds,” involve a greater risk of default and price volatility than other bonds. Investing in below-investment grade securities presents special risks, including credit risk. Investments in the Portfolio are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. The Portfolio is subject to liquidity risk because derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. While the Portfolio invests principally in bonds and other fixed-income securities, in order to achieve its investment objective, the Portfolio may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Portfolio’s prospectus.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	3

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE PORTFOLIO VS. ITS BENCHMARK PERIOD ENDED APRIL 30, 2007	Returns
Since Commencement of Operations*
AllianceBernstein Corporate Income Shares	1.02%

Lehman Brothers U.S. Credit Index	1.46%

*	Commencement of Operations Date: 12/11/06.

See Historical Performance and Benchmark disclosures on previous page.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

CUMULATIVE RETURN AS OF APRIL 30, 2007
Returns

Since Commencement of Operations*	1.02%

CUMULATIVE RETURN AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2007)

Since Commencement of Operations*	0.35%

The Portfolio’s current prospectus fee table shows the Portfolio’s total operating expense ratio as 0.35% and the Portfolio’s net expense ratio as 0.00%, reflecting the fact that the Adviser is irrevocably absorbing all expenses of operating the Portfolio, except extraordinary expenses, and is irrevocably waiving any fees from the Portfolio. The Portfolio is an integral part of “wrap fee” programs sponsored by investment advisers unaffiliated with the Portfolio or the Adviser. Typically, participants in these programs pay a “wrap” fee to their investment adviser for all costs and expenses of the wrap-fee program, including investment advice and portfolio execution. The Portfolio’s total operating expense ratio reflects the estimated portion of the wrap fee attributable to the management of the Portfolio. Absent reimbursements or waivers, performance would have been lower.

*	Commencement of Operations Date: 12/11/06.

See Historical Performance disclosures on page 3.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	5

Historical Performance

FUND EXPENSES

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 11, 2006*		Ending Account Value April 30, 2007		Expenses Paid During Period**
	Actual	Hypothetical	Actual	Hypothetical***	Actual	Hypothetical
AllianceBernstein Corporate Income Shares	$1,000	$1,000	$1,010.24	$1,024.79	$0.00	$0.00
*	Commencement of operations.

**	Expenses are equal to the fund’s annualized expense ratio of 0.00%, multiplied by the average account value over the period, multiplied by 141/365 (to reflect the one-half year period since inception).

***	Assumes 5% return before expenses.

6	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Fund Expenses

PORTFOLIO SUMMARY

April 30, 2007

PORTFOLIO STATISTICS

Net Assets ($mil): $89.1

*	All data are as of April 30, 2007. The Portfolio’s sector breakdown is expressed as a percentage of total investments and may vary over time.

Please Note: The issuer classifications presented herein are based on the Lehman Brothers Fixed Income Indices developed by Lehman Brothers. The fund components are divided either into duration, country, bond ratings or corporate sectors as classified by Lehman Brothers. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the fund’s prospectus.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	7

Portfolio Summary

PORTFOLIO OF INVESTMENTS

April 30, 2007

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 94.7%
Industrial – 54.1%
Basic – 3.2%
The Dow Chemical Co. 5.00%, 11/15/07	$400	$398,717
7.375%, 11/01/29	465	518,068
Eastman Chemical Co. 7.25%, 1/15/24	305	322,296
EI Du Pont de Nemours & Co. 3.375%, 11/15/07	515	509,622
Temple-Inland, Inc. 7.875%, 5/01/12	575	624,800
Weyerhaeuser Co. 7.375%, 3/15/32	80	84,589
8.50%, 1/15/25	360	415,862

		2,873,954

Capital Goods – 8.2%
Caterpillar Financial Services Corp. Series MTNF 3.625%, 11/15/07	510	505,231
Caterpillar, Inc. 7.375%, 3/01/97	445	515,704
CRH America, Inc. 5.30%, 10/15/13	695	683,338
6.95%, 3/15/12	585	622,018
Hanson Australia Funding Ltd. 5.25%, 3/15/13	535	525,970
John Deere Capital Corp. 3.90%, 1/15/08	385	381,242
Series MTND 4.375%, 3/14/08	630	624,765
Masco Corp. 4.80%, 6/15/15	680	623,002
5.875%, 7/15/12	460	463,708
McDonnell Douglas Corp. 9.75%, 4/01/12	520	623,340
Mohawk Industries, Inc. 6.125%, 1/15/16	525	530,758
Series D 7.20%, 4/15/12	590	625,077
Textron Financial Corp. 4.125%, 3/03/08	590	584,363

		7,308,516

Communications - Media – 4.9%
Comcast Cable Communications Holdings, Inc. 8.875%, 5/01/17	175	214,486
9.455%, 11/15/22	455	600,019
Gannett Co. Inc 6.375%, 4/01/12	660	688,263

8	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

IAC/InterActiveCorp 7.00%, 1/15/13	$600	$632,373
News America Holdings, Inc. 8.875%, 4/26/23	415	513,604
RR Donnelley & Sons Co. 4.95%, 4/01/14	675	624,675
5.50%, 5/15/15	210	197,137
Time Warner Cos, Inc. 7.57%, 2/01/24	120	133,700
Time Warner Entertainment Co. LP 8.875%, 10/01/12	350	403,799
Turner Broadcasting System, Inc. 8.375%, 7/01/13	350	399,003

		4,407,059

Communications - Telecommunications – 6.9%
Ameritech Capital Funding Corp. 6.45%, 1/15/18	605	630,576
6.55%, 1/15/28	760	757,345
Bellsouth Capital Funding Corp. 7.12%, 7/15/97	565	594,583
CenturyTel, Inc. 5.00%, 2/15/15	240	225,511
Series L 7.875%, 8/15/12	485	533,267
Embarq Corp. 6.738%, 6/01/13	660	685,956
Nextel Communications, Inc. Series D 7.375%, 8/01/15	670	693,098
Sprint Nextel Corp. 6.00%, 12/01/16	155	152,120
Verizon New England, Inc. 6.50%, 9/15/11	595	620,439
Verizon New York, Inc. Series B 7.375%, 4/01/32	595	635,449
Verizon Virginia, Inc. Series A 4.625%, 3/15/13	665	633,234

		6,161,578

Consumer Cyclical - Automotive – 1.4%
DaimlerChrysler NA Holding Corp. 4.75%, 1/15/08	580	577,225
Johnson Controls, Inc. 5.50%, 1/15/16	635	629,755

		1,206,980

Consumer Cyclical - Other – 2.9%
Centex Corp. 7.50%, 1/15/12	595	623,085

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	9

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

DR Horton, Inc. 6.50%, 4/15/16	$790	$774,266
Starwood Hotels & Resort 7.375%, 11/15/15	560	578,011
Toll Brothers Finance Corp. 5.15%, 5/15/15	620	567,879

		2,543,241

Consumer Cyclical - Retailers – 1.3%
Home Depot, Inc. 5.40%, 3/01/16	645	631,667
Ltd. Brands, Inc. 5.25%, 11/01/14	530	507,196

		1,138,863

Consumer Non-Cyclical – 16.6%
Abbott Laboratories 4.35%, 3/15/14	715	679,695
Altria Group, Inc. 7.75%, 1/15/27	665	795,623
AmerisourceBergen Corp. 5.875%, 9/15/15	750	743,547
Anheuser-Busch Cos, Inc. 6.50%, 2/01/43	565	593,396
Archer-Daniels-Midland Co. 8.375%, 4/15/17	605	722,512
Avon Products, Inc. 7.15%, 11/15/09	350	366,734
Boston Scientific Corp. 5.45%, 6/15/14	166	159,117
Bristol-Myers Squibb Co. 6.875%, 8/01/97	495	533,206
Bunge Ltd. Finance Corp. 5.35%, 4/15/14	705	683,222
5.875%, 5/15/13	635	635,062
Clorox Co. 4.20%, 1/15/10	570	557,654
ConAgra Foods, Inc. 9.75%, 3/01/21	300	390,284
Fisher Scientific International, Inc. 6.125%, 7/01/15	635	637,124
Fortune Brands, Inc. 5.125%, 1/15/11	705	698,454
HJ Heinz Finance Co. 6.00%, 3/15/12	135	138,242
Kraft Foods, Inc. 5.625%, 11/01/11	595	602,642
6.25%, 6/01/12	655	681,171
The Kroger Co. 7.50%, 4/01/31	435	470,689
Merck & Co. Inc 4.375%, 2/15/13	725	696,385
4.75%, 3/01/15	645	621,188

10	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Safeway, Inc. 7.25%, 2/01/31	$570	$608,335
Sara Lee Corp. 3.875%, 6/15/13	340	310,800
Schering-Plough Corp. 5.55%, 12/01/13	585	597,890
Tyson Foods, Inc. 6.85%, 4/01/16	565	589,012
UST, Inc. 6.625%, 7/15/12	585	619,225
Wyeth 6.95%, 3/15/11	580	616,917

		14,748,126

Energy – 1.7%
Burlington Resources Finance Co. 6.68%, 2/15/11	405	427,467
Halliburton Co. 7.60%, 8/15/96(a)	240	277,053
The Premcor Refining Group, Inc. 7.50%, 6/15/15	340	350,930
Transocean, Inc. 7.50%, 4/15/31	430	496,873

		1,552,323

Services – 1.1%
The Western Union Co. 5.93%, 10/01/16	990	997,032

Technology – 4.0%
Electronic Data Systems Corp. Series B 6.50%, 8/01/13	680	693,769
First Data Corp. 4.70%, 8/01/13	210	207,163
International Business Machines Corp. 7.125%, 12/01/96	445	510,262
Motorola, Inc. 6.50%, 9/01/25-11/15/28	860	849,060
7.50%, 5/15/25	285	312,311
Oracle Corp. 5.00%, 1/15/11	695	693,030
Xerox Corp. 6.40%, 3/15/16	325	334,867

		3,600,462

Transportation - Airlines – 1.3%
Southwest Airlines Co. 5.25%, 10/01/14	550	531,256
6.50%, 3/01/12	555	580,110

		1,111,366

Transportation - Railroads - 0.6%
CSX Corp. 7.90%, 5/01/17	460	529,098

		48,178,598

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	11

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Financial Institutions – 35.0%
Banking – 14.3%
BAC Capital Trust XI 6.625%, 5/23/36	$690	$739,581
The Bank of New York Co. Inc. 3.40%, 3/15/13(b)	175	172,377
Series MTNE 3.90%, 9/01/07	515	512,766
Bank One Capital III 8.75%, 9/01/30	570	750,164
Bank One Texas 6.25%, 2/15/08	300	301,684
BankBoston NA 6.375%, 3/25/08	480	483,827
CitiFinancial, Inc. 6.25%, 1/01/08	505	507,380
Citigroup Global Markets Holdings, Inc. 6.50%, 2/15/08	510	514,465
Citigroup, Inc. 3.50%, 2/01/08	100	98,711
4.875%, 5/07/15	570	551,350
5.00%, 9/15/14	565	552,845
Comerica Capital Trust II 6.576%, 2/20/37(b)	540	533,560
Fifth Third Capital Trust IV 6.50%, 4/15/37(b)	540	543,905
FleetBoston Financial Corp. 3.85%, 2/15/08	520	513,866
JP Morgan Chase Capital XVII 5.85%, 8/01/35	790	763,055
JPMorgan Chase & Co. 5.375%, 1/15/14	515	518,980
KeyBank NA 6.50%, 4/15/08	365	371,104
Popular North America, Inc. 4.25%, 4/01/08	585	576,875
Series MTNE 3.875%, 10/01/08	750	734,671
RBS Capital Trust I 4.709%, 7/01/13(b)	720	689,079
RBS Capital Trust III 5.512%, 9/30/14(b)	805	793,051
UBS Preferred Funding Trust V Series 1 6.243%, 5/15/16(b)	555	573,650
Wachovia Corp./Old 5.625%, 12/15/08	570	574,862
Washington Mutual Bank/Henderson NV 5.65%, 8/15/14	395	394,551

		12,766,359

12	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Brokerage – 6.9%
Goldman Sachs Group, Inc. 5.00%, 1/15/11	$695	$691,412
5.125%, 1/15/15	155	151,541
5.625%, 1/15/17	150	149,329
6.125%, 2/15/33	815	826,259
6.345%, 2/15/34	815	823,845
Lehman Brothers Holdings, Inc. 8.80%, 3/01/15	430	519,221
Merrill Lynch & Co. Inc. 4.79%, 8/04/10	655	649,149
6.11%, 1/29/37	130	129,147
Series MTNB 4.50%, 11/04/10	650	636,596
Morgan Stanley 5.05%, 1/21/11	645	642,046
5.30%, 3/01/13	160	160,513
6.75%, 4/15/11	595	629,073
7.25%, 4/01/32	130	150,647

		6,158,778

Finance – 8.3%
American Express Co. 6.80%, 9/01/66(b)	760	811,821
American General Finance Corp. Series MTNH 4.625%, 9/01/10	710	698,803
Capital One Financial Corp. 6.15%, 9/01/16	555	563,325
CIT Group, Inc. 5.40%, 3/07/13	560	554,123
Countrywide Financial Corp. 6.25%, 5/15/16	600	606,127
Countrywide Home Loans, Inc. 4.00%, 3/22/11	720	683,773
HSBC Finance Capital Trust IX 5.911%, 11/30/35(b)	570	571,907
HSBC Finance Corp. 6.75%, 5/15/11	600	632,803
8.00%, 7/15/10	690	746,554
International Lease Finance Corp. 4.875%, 9/01/10	650	645,797
iStar Financial, Inc. Series 1 5.875%, 3/15/16	300	298,238
Series B 5.95%, 10/15/13	535	542,315

		7,355,586

Insurance – 4.2%
Ace INA Holdings, Inc. 5.875%, 6/15/14	515	526,966

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	13

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Assurant, Inc. 5.625%, 2/15/14	$110	$110,329
Fund American Cos, Inc. 5.875%, 5/15/13	635	636,243
Genworth Financial, Inc. 6.15%, 11/15/66(b)	575	568,871
Humana, Inc. 6.45%, 6/01/16	215	222,901
Lincoln National Corp. 7.00%, 5/17/66(b)	750	792,079
Marsh & McLennan Cos, Inc. 5.15%, 9/15/10	295	292,294
UnitedHealth Group, Inc. 3.30%, 1/30/08	635	624,723

		3,774,406

REITS – 1.3%
Health Care Property Investors, Inc. 5.65%, 12/15/13	585	582,196
Health Care REIT, Inc. 6.20%, 6/01/16	585	596,568

		1,178,764

		31,233,893

Utility – 5.6%
Electric – 5.1%
Carolina Power & Light Co. 5.95%, 3/01/09	226	229,179
Constellation Energy Group, Inc. 4.55%, 6/15/15	140	130,856
The Detroit Edison Co. 6.125%, 10/01/10	420	432,824
Dominion Resources, Inc./VA 7.50%, 6/30/66(b)	720	783,002
Duke Capital LLC 8.00%, 10/01/19	155	178,403
Exelon Corp. 4.45%, 6/15/10	295	287,735
Midamerican Energy Co. 4.65%, 10/01/14	575	549,935
Nisource Finance Corp. 5.40%, 7/15/14	710	698,045
6.15%, 3/01/13	130	133,542
PPL Capital Funding, Inc. Series A 6.70%, 3/30/67(b)	540	540,342
TXU Energy Co. LLC 7.00%, 3/15/13	550	572,678

		4,536,541

Natural Gas – 0.5%
Enterprise Products Operating LP 7.50%, 2/01/11	360	386,467

14	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Portfolio of Investments

	Principal Amount (000)	U.S. $ Value

Kinder Morgan Energy Partners LP 7.40%, 3/15/31	$95	$104,547

		491,014

		5,027,555

Total Corporates-Investment Grades (cost $ 84,802,225)		84,440,046

U.S. TREASURIES – 3.3%
U.S. Treasury Bonds 4.50%, 2/15/36	425	403,020
8.75%, 5/15/17	1,144	1,514,102
U.S. Treasury Notes 4.625%, 11/15/16	480	479,700
4.875%, 5/31/11	545	552,345

Total U.S. Treasuries (cost $ 2,943,496)		2,949,167

SHORT-TERM INVESTMENTS – 0.7%
Time Deposit – 0.7%
State Street Euro Dollar 4.60%, 5/01/07 (cost $ 587,000)	587	587,000

Total Investments – 98.7% (cost $ 88,332,721)		87,976,213
Other assets less liabilities – 1.3%		1,150,692

Net Assets – 100.0%		$89,126,905

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2007, the market value of this security amounted to $277,053 or 0.3% of net assets.

(b)	Variable rate coupon, rate shown as of April 30, 2007.

See notes to financial statements.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	15

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

April 30, 2007

Assets
Investments in securities, at value, (cost $ 88,332,721)	$87,976,213
Cash	780
Interest receivable	1,312,478
Receivable for shares of beneficial interest sold	85,265

Total assets	89,374,736

Liabilities
Payable for shares of beneficial interest redeemed	136,197
Dividends payable	111,634

Total liabilities	247,831

Net Assets	$89,126,905

Composition of Net Assets
Shares of beneficial interest, at par	$90
Additional paid-in capital	89,473,622
Accumulated net realized gain on investment transactions	9,701
Net unrealized depreciation of investments	(356,508)

$89,126,905

Net Asset Value Per Share – unlimited shares of beneficial interest authorized, $.00001 par value (based on 9,009,332 common shares outstanding)	$9.89

See notes to financial statements.

16	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

For the Period December 11, 2006(a) to April 30, 2007

Investment Income
Interest income	$1,736,913

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions	9,701
Net change in unrealized appreciation/depreciation of investments	(356,508)

Net loss on investment transactions	(346,807)

Net Increase in Net Assets from Operations	$1,390,106

(a)	Commencement of operations.

See notes to financial statements.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	17

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

December 11, 2006(a) to April 30, 2007
Increase (Decrease) in Net Assets from Operations
Interest income	$1,736,913
Net realized gain on investment transactions	9,701
Net change in unrealized appreciation/depreciation of investments	(356,508)

Net increase in net assets from operations	1,390,106
Dividends to Shareholders from
Net investment income	(1,736,913)
Transactions in Shares of Beneficial Interest
Net increase	89,373,712

Total increase	89,026,905
Net Assets
Beginning of period	100,000

End of period (including distributions in excess of net investment income of $0)	$89,126,905

(a)	Commencement of operations.

See notes to financial statements.

18	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

April 30, 2007

NOTE A

Significant Accounting Policies

AllianceBernstein Corporate Shares (the “Trust”) was organized as a Massachusetts business trust under the laws of The Commonwealth of Massachusetts by an Agreement and Declaration of Trust (“Declaration of Trust”) dated January 26, 2004. The Trust is registered under the Investment Company Act of 1940, as an open-end, diversified management investment company. The Trust operates as a “series” company currently having one separate portfolio: AllianceBernstein Corporate Income Shares (the “Portfolio”). AllianceBernstein Corporate Income Shares is considered to be a separate entity for financial reporting and tax purposes. The Portfolio commenced investment operations on December 11, 2006. Prior to the commencement of investment operations on December 11, 2006, the Portfolio had no operations other than the sale to the Adviser of 10,000 Portfolio shares for $10 each for the aggregate amount of $100,000 on May 17, 2006.

Shares of the Portfolio are offered exclusively to holders of accounts established under wrap-fee programs sponsored and maintained by certain registered investment advisers approved by the Adviser. The Portfolio’s shares may be purchased at the relevant net asset value without a sales charge or other fee. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Trustees.

In general, the market value of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	19

Notes to Financial Statements

bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, AllianceBernstein L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolio may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolio values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Taxes

It is the Portfolio’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Portfolio is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Portfolio amortizes premiums and accretes discounts as adjustments to interest income.

4. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined

20	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the Advisory Agreement, the Portfolio pays no advisory fee to the Adviser. The Adviser serves as investment manager and adviser of the Portfolio and continuously furnishes an investment program for the Portfolio and manages, supervises and conducts the affairs of the Portfolio, subject to the supervisions of the Portfolio’s Board of Trustees. The Advisory Agreement provides that the Adviser or an affiliate will furnish, or pay the expenses of the Portfolio for, office space, facilities and equipment, services of executive and other personnel of the Portfolio and certain administrative services.

The Portfolio has entered into a Distribution Agreement (the “Agreement”) with AllianceBernstein Investments, Inc., the Portfolio’s principal underwriter (the “Underwriter”), to permit the Underwriter to distribute the Portfolio’s shares, which are sold at their net asset value without any sales charge. The Underwriter receives no fee for this service. The Underwriter is a wholly owned subsidiary of the Adviser.

AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, acts as the Portfolio’s registrar, transfer agent and dividend-disbursing agent. ABIS registers the transfer, issuance and redemption of Portfolio shares and disburses dividends and other distributions to Portfolio shareholders. ABIS receives no fee for this service.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the period ended April 30, 2007 were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$98,810,136	$13,874,950
U.S. government securities	16,356,722	13,499,332

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$88,346,852

Gross unrealized appreciation	$189,995
Gross unrealized depreciation	(560,634)

Net unrealized depreciation	$(370,639)

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	21

Notes to Financial Statements

NOTE D

Capital Stock

Transactions in shares of beneficial interest were as follows:

	Shares	Amount
	December 11, 2006(a) to April 30, 2007	December 11, 2006(a) to April 30, 2007
Class A
Shares sold	11,158,611	$110,808,510

Shares redeemed	(2,159,279)	(21,434,798)

Net increase	8,999,332	$89,373,712

(a)	Commencement of operations.

NOTE E

Risks Involved in Investing in the Portfolio

Interest Rate Risk and Credit Risk — Interest rate risk is the risk that changes in interest rates will affect the value of the Portfolio’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Portfolio’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Indemnification Risk — In the ordinary course of business, the Portfolio enters into contracts that contain a variety of indemnifications. The Portfolio’s maximum exposure under these arrangements is unknown. However, the Portfolio has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE F

Distributions to Shareholders

The tax character of distributions paid during the period ended April 30, 2007 were as follows

Distributions paid from:
Ordinary income	$1,736,913

Total taxable distributions	1,736,913

Total distributions paid	$1,736,913

22	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

As of April 30, 2007, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$135,466
Unrealized appreciation/(depreciation)	(370,639	)(a)

Total accumulated earnings/(deficit)	$(235,173	)(b)

(a)	The difference between book-basis and tax-basis unrealized appreciation /(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

(b)	The difference between book-basis and tax-basis components of accumulated earnings/(deficit) is attributable primarily to dividends payable.

NOTE G

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange commission (“SEC”) and the Office of New York Attorney General (“NYAG”) have been investigating practices in the mutual fund industry identified as “market timing” and late trading” of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of “market timing” mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission (“SEC Order”). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”). Among the key provisions of these agreements are the following:

(i)	The Adviser agreed to establish a $250 million fund (the “Reimbursement Fund”) to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

(ii)	The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

(iii)	The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser’s registered investment company clients, including the Fund, will introduce governance and compliance changes.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	23

Notes to Financial Statements

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“Alliance defendants”), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the “Mutual Fund MDL”).

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding (“MOU”) containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The derivative claims brought on behalf of Alliance Holding remain pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia’s Office of the State Auditor, Securities Commission (the “West Virginia Securities Commissioner”) (together, the “Information Requests”). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser’s sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.

24	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. (“WVAG Complaint”) was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the West Virginia Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAG Order. On January 25, 2006, the Adviser and Alliance Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants’ petition for appeal. On September 22, 2006, the Adviser and Alliance Holding filed an answer and moved to dismiss the Summary Order with the West Virginia Securities Commissioner.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. (“Aucoin Complaint”) was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services, (ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	25

Notes to Financial Statements

Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint (“Aucoin Consolidated Amended Complaint”) that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiffs’ claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants’ motion for reconsideration and dismissed the remaining Section 36(b) claim. On May 31, 2006 the District Court denied plaintiffs’ motion for leave to file an amended complaint. On July 5, 2006, plaintiffs filed a notice of appeal which was subsequently withdrawn subject to plaintiffs’ right to reinstate it at a later date.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE H

Recent Accounting Pronouncements

On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing a fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded in the current period. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. On December 22, 2006, the Securities and Exchange Commission notified the industry that the implementation of FIN 48 by registered investment companies could be delayed until the last business day of the first required financial statement reporting period for fiscal years beginning after December 15, 2006. At this time, management is evaluating the implications of FIN 48 and its impact on the financial statements has not yet been determined.

26	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notes to Financial Statements

On September 20, 2006, the FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair-value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	27

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout The Period

December 11, 2006(a) to April 30, 2007
Net asset value, beginning of period	$10.00

Income From Investment Operations
Net investment income(b)	.21
Net realized and unrealized loss on investment transactions	(.11)

Net increase in net asset value from operations	.10

Less: Dividends
Dividends from net investment income	(.21)

Net asset value, end of period	$9.89

Total Return
Total investment return based on net asset value(c)	1.02%
Ratios/Supplemental Data:
Net assets end of period (000’s omitted)	$89,127
Ratios to average net assets: Net investment income(d)	5.58%
Portfolio turnover rate	33%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. Total investment return calculated for a period of less than one year is not annualized.

(d)	Annualized.

28	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Financial Highlights

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

The Trustees and Shareholders

AllianceBernstein Corporate Income Shares

We have audited the accompanying statement of assets and liabilities of AllianceBernstein Corporate Income Shares (the Portfolio) as of April 30, 2007, and the related statement of operations, statement of changes in net assets, and the financial highlights for the period December 11, 2006 (commencement of operations) through April 30, 2007. These financial statements and financial highlights are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of April 30, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Corporate Income Shares as of April 30, 2007, and the result of its operations, changes in its net assets, and its financial highlights for the period December 11, 2006 through April 30, 2007, in conformity with U.S. generally accepted accounting principles.

New York, New York

June 25, 2007

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	29

Report of Independent Registered Public Accounting Firm

BOARD OF TRUSTEES

William H. Foulk, Jr.(1), Chairman

Marc O. Mayer, President and Chief Executive Officer

David H. Dievler(1)

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Marshall C. Turner, Jr.(1)

Earl D. Weiner(1)

OFFICERS(2)

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Douglas J. Peebles, Senior Vice President

Jeffrey S. Phlegar(2), Senior Vice President

Andrew M. Aran(2), Senior Vice President

John J. Kelley(2), Senior Vice President

Ranjani Nagaswami, Senior Vice President

Lawrence J. Shaw(2), Senior Vice President

Shawn E. Keegan(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Thomas R. Manley, Controller

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, Massachusetts 02111

Principal Underwriter

AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Transfer Agent

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-Free (800) 221-5672

Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10105 Independent Registered Public Accounting Firm KPMG LLP 345 Park Avenue New York, NY 10154

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

(2)	Messrs. Andrew M. Aran, Shawn E. Keegan, John J. Kelley, Jeffrey S. Phlegar, and Lawrence E. Shaw are the investment professionals primarily responsible for the day-to-day management of the Fund’s portfolio.

30	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Board of Trustees

TRUSTEES AND OFFICERS INFORMATION

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
INTERESTED TRUSTEE
Marc O. Mayer,*** 1345 Avenue of the Americas New York, NY 10105 49 (2004)	Executive Vice President of AllianceBernstein L.P. (the “Adviser”) since prior to 2002, and Executive Managing Director of AllianceBernstein Investments, Inc. (“ABI”) since 2003; prior thereto, he was head of AllianceBernstein Institutional Investments, a unit of the Adviser from 2001-2003. Prior thereto, Chief Executive Officer of Sanford C. Bernstein & Co., LLC (institutional research and brokerage arm of Bernstein & Co., LLC) (“SCB & Co.”) and its predecessor since prior to 2002.	107	SCB Partners, Inc. and SCB Inc.

DISINTERESTED TRUSTEES
Chairman of the Board William H. Foulk, Jr., #, + 74 (2004)	Investment Adviser and an Independent Consultant. Formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 2002. He was formerly Deputy Comptroller and Chief Investment Officer of the State of New York and, prior thereto, Chief Investment Officer of the New York Bank for Savings.	109	None

David H. Dievler, # 77 (2004)	Independent Consultant. Until December 1994, he was Senior Vice President of AllianceBernstein Corporation (“AB Corp.”, formerly, Alliance Capital Management Corporation (“ACMC”)) responsible for mutual fund administration. Prior to joining AB Corp. in 1984, he was Chief Financial Officer of Eberstadt Asset Management since 1968. Prior to that, he was a Senior Manager at Price Waterhouse & Co. Member of American Institute of Certified Public Accountants since 1953.	108	None

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	31

Trustees and Officers Information

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
John H. Dobkin, # 65 (2004)	Consultant. Formerly, President of Save Venice, Inc. (preservation organization) from 2001-2002, Senior Advisor from June 1999-June 2000 and President of Historic Hudson Valley (historic preservation) from December 1989-May 1999. Previously, Director of the National Academy of Design and, during 1988-1992, Director and Chairman of the Audit Committee of AB Corp.	107	None

Michael J. Downey, # 63 (2005)	Consultant since January 2004. Formerly, managing partner of Lexington Capital, LLC (investment advisory firm) from December 1997 until December 2003. Prior thereto, Chairman and CEO of Prudential Mutual Fund Management from 1987 to 1993.	107	Asia Pacific Fund, Inc. and The Merger Fund

D. James Guzy, # 71 (2005)	Chairman of the Board of PLX Technology (semi-conductors) and of SRC Computers Inc., with which he has been associated since prior to 2002. He is also President of the Arbor Company (private family investments).	107	Intel Corporation (semi- conductors); Cirrus Logic Corporation (semi- conductors)

32	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Trustees and Officers Information

NAME, ADDRESS*, AGE, (FIRST YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS HELD BY TRUSTEE
DISINTERESTED TRUSTEES (continued)
Nancy P. Jacklin, # 59 (2006)	Formerly, U.S. Executive Director of the International Monetary Fund (December 2002-May 2006); Partner, Clifford Chance (1992-2002); Senior Counsel, International Banking and Finance, and Associate General Counsel, Citicorp (1985-1992); Assistant General Counsel (International), Federal Reserve Board of Governors (1982-1985); and Attorney Advisor, U.S. Department of the Treasury (1973-1982). Member of the Bar of the District of Columbia and of New York; and member of the Council on Foreign Relations.	107	None

Marshall C. Turner, Jr., # 65 (2005)	Consultant. Formerly, President and CEO, Toppan Photomasks, Inc. (semi- conductor manufacturing services), 2005-2006, and Chairman and CEO from 2003 until 2005, when the company was acquired and re-named from Dupont Photomasks, Inc. Principal, Turner Venture Associates (venture capital and consulting), 1993-2003.	107	Xilinx, Inc. (semi- conductors) and MEMC Electronic Materials, Inc. (semi-conductor substrates)

Earl D. Weiner, # 67 (2007)	Of Counsel, and Partner from 1976-2006, of the law firm Sullivan & Cromwell LLP, specializing in investment management, corporate, and securities law; member of ABA Federal Regulation of Securities Committee Task Force on Fund Director’s Guidebook.	106	None

*	The address for each of the Fund’s disinterested Trustees is AllianceBernstein L.P., c/o Philip Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Fund’s Trustees.

***	Mr. Mayer is an “interested person”, as defined in the 1940 Act, due to his position as an Executive Vice President of the Adviser.

#	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

+	Member of the Fair Value Pricing Committee.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	33

Trustees and Officers Information

Officer Information

Certain information concerning the Fund’s officers is set forth below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Marc O. Mayer, 49	President and Chief Executive Officer	See biography above.

Philip L. Kirstein, 62	Senior Vice President and Independent Compliance Officer	Senior Vice President and Independent Compliance Officer of the AllianceBernstein Funds, with which he has been associated since October 2004. Prior thereto, he was Of Counsel to Kirkpatrick & Lockhart, LLP from October 2003 to October 2004, and General Counsel of Merrill Lynch Investment Managers, L.P. since prior to 2002 until March 2003.

Douglas J. Peebles, 41	Senior Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2002.

Jeffrey S. Phlegar, 41	Senior Vice President	Executive Vice President of the Adviser,** with which he has been associated since prior to 2002.

Andrew M. Aran, 50	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

John J. Kelley, 47	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Ranjani Nagaswami, 43	Senior Vice President	Senior Vice President of the Adviser,** with which she has been associated since prior to 2002.

Lawrence J. Shaw, 56	Senior Vice President	Senior Vice President of the Adviser,** with which he has been associated since prior to 2002.

Shawn E. Keegan, 35	Vice President	Vice President of the Adviser,** with which he has been associated since prior to 2002.

Emilie D. Wrapp, 51	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of ABI,** with which she has been associated since prior to 2002.

Joseph J. Mantineo, 48	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”),** with which he has been associated since prior to 2002.

34	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Trustees and Officers Information

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST 5 YEARS
Thomas R. Manley, 55	Controller	Vice President of the Adviser,** with which he has been associated since prior to 2002.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI, ABIS and SCB & Co. are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Trustees and Officers and is available upon request. Contact your financial representative or AllianceBernstein at 1-800-227-4618 for a free prospectus or SAI.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	35

Trustees and Officers Information

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The Fund’s disinterested trustees (the “trustees”) unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on October 31-November 2, 2006. AllianceBernstein Corporate Income Shares is the Fund’s sole portfolio or series and is referred to as the “Fund”.

In preparation for the meeting, the trustees had requested from the Adviser and received and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. (“Lipper”), which is not affiliated with the Adviser. The trustees also reviewed an independent evaluation from the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Fund’s Advisory Agreement (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that the contractual fees (zero) were reasonable. In addition, the trustees had received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The trustees noted that the Senior Officer’s evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; costs to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser’s services including the performance of the Fund.

Prior to voting, the trustees reviewed the Advisory with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The trustees also discussed the proposed continuance in three private sessions at which only the trustees, their independent counsel and the Fund’s Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the trustees considered all factors they believed relevant, including the following:

1.	information comparing the performance of AllianceBernstein Bond Fund, Inc. – Intermediate Bond Portfolio (“ABF – Intermediate Bond Portfolio”) to other investment companies with similar investment objectives and to an index;

2.	the nature, extent and quality of investment, compliance, administrative and other services to be rendered by the Adviser;

36	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

3.	comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

4.	the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

5.	the Adviser’s policies and practices regarding allocation of portfolio transactions of the Fund;

6.	information about “revenue sharing” arrangements that the Adviser has entered into in respect of the AllianceBernstein Funds;

7.	fall-out benefits that the Adviser and its affiliates expect to receive from their relationship with the Fund;

8.	the Adviser’s representation that there are no institutional products managed by it which have a substantially similar investment style as the Fund;

9.	the Senior Officer’s evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

10.	the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser; and

11.	the terms of the Advisory Agreement.

Since the Fund had not yet commenced operations, the trustees were not in a position to consider the Fund’s historical performance or the quality of services previously provided pursuant to the Advisory Agreement. Instead they considered the Adviser’s expertise as a manager of ABF – Intermediate Bond Portfolio, which has an investment objective, investment strategies and a portfolio management team similar to those proposed for the Fund, and the quality of its services generally, which they were familiar with in their capacity as directors or trustees of ABF – Intermediate Bond Portfolio and other registered investment companies advised by the Adviser (including funds that invest in corporate bonds).

In their deliberations, the trustees did not identify any particular information that was all-important or controlling, and different trustees may have attributed different weights to the various factors. The trustees determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services to be performed, expenses to be incurred and such other matters as the trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the trustees’ reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should be the investment adviser for the Fund) were separately discussed by the trustees.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	37

Nature, Extent and Quality of Services Provided by the Adviser

The trustees noted that, under the Advisory Agreement, the Adviser, subject to the oversight of the trustees, would administer the Fund’s business and other affairs. The Adviser would manage the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund’s investment objective and policies. Under the Advisory Agreement, the Adviser would provide the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services to be provided by any others who will be retained by the Fund) and executive and other personnel as will be necessary for the Fund’s operations. The Adviser would pay all of the compensation of trustees of the Fund who are affiliated persons of the Adviser and of the officers of the Fund. The Adviser also is responsible for the ordinary operating expenses incurred by the Fund including, for example, custody, transfer and dividend disbursing expenses, accountant and counsel fees, costs of printing prospectuses and other reports to shareholders and any expenses incurred in promoting the sale of shares.

The trustees noted that the Advisory Agreement differed from the advisory agreements for most of the AllianceBernstein Funds in several respects. First, it does not provide for the payment to the Adviser of any fee for its services. Second, it does not provide that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services that are not related to the provision of advisory services, provided to the Fund at the Fund’s request by employees of the Adviser or its affiliates.

The trustees considered the scope and quality of services to be provided by the Adviser under the Advisory Agreement and noted that the scope of services to be provided by advisers of funds had expanded over time as a result of regulatory and other developments. The trustees noted, for example, that the Adviser would be responsible for maintaining and monitoring its own, and to varying degrees, the Fund’s compliance programs, and that mutual fund programs have recently been refined and enhanced. The trustees considered the quality of the in-house investment research capabilities of the Adviser as well as other resources available to the Adviser as a result of securities transactions effected by certain of its investment advisory clients. The trustees concluded that the investment, regulatory compliance and administrative resources to be devoted by the Adviser to the Fund appeared appropriate to provide high quality investment advice and other services to the Fund under the Advisory Agreement. The trustees also considered the business reputation of the Adviser and its managerial and financial resources and concluded that it would be able to meet any reasonably foreseeable obligations under the Advisory Agreement. The trustees noted that the standard of care applicable to the Adviser under the Advisory Agreement was comparable to that found in many mutual fund investment advisory agreements.

In considering the quality of the services to be provided by the Adviser to the Fund, the trustees also considered the record of the Adviser with respect to regulatory compliance, including the code of ethics of the Adviser (regulating

38	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

the personal trading of its officers and employees), the procedures by which the Adviser allocates trades among its various investment advisory clients, the integrity of the systems in place designed to ensure compliance with the foregoing and the record of the Adviser in these matters. The trustees also considered oversight by the Adviser of the non-advisory services to be provided to the Fund by persons other than the Adviser by reference to, among other things, the reputation of the Fund’s other service providers and their overall knowledge of, and experience with, such service providers from serving as directors and trustees of other registered investment companies advised by the Adviser.

Based on their review, the trustees concluded that the Adviser was qualified to provide services to the Fund pursuant to the Advisory Agreement that were satisfactory in scope and quality.

Costs of Services to be Provided and Profitability to the Adviser

The trustees did not consider historical information about the profitability of the Fund to the Adviser since the Fund had not yet commenced operations (it commenced operations on December 12, 2006). However, the Adviser agreed to provide the trustees with profitability information similar to what they receive in respect of other funds sponsored by the Adviser for which they serve as directors or trustees in connection with future continuances of the Advisory Agreement. They also considered the costs to be borne by the Adviser in providing services to the Fund and paying its ordinary expenses, and that the Fund was unlikely to be profitable to the Adviser unless it achieves material levels of net assets. For these purposes, the trustees took into account not only the primary benefit to the Adviser of its relationship with the Fund – the fees expected to be paid to the Adviser by the initial sponsor and potentially by additional sponsors in the future – but also other fallout benefits to the Adviser.

Fall-Out Benefits

The trustees considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of equity securities on behalf of its various investment advisory clients on an agency basis. The trustees noted that since the Fund would not engage in brokerage transactions, the Adviser would not receive soft dollar benefits in respect of portfolio transactions of the Fund.

The trustees understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the trustees in connection with the meeting, the trustees receive detailed comparative performance information for ABF – Intermediate Bond Portfolio at each regular Board meeting during the year. Since the Fund had not commenced operations, the trustees were not in a position to consider the Fund’s historical performance. The trustees noted that

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	39

the investment style of the Fund is similar to that of ABF – Intermediate Bond Portfolio. The trustees, in their capacities as trustees of ABF, at the October 31-November 2006 meeting had reviewed a report from Lipper showing performance of the Class A Shares of ABF – Intermediate Bond Portfolio as compared to a Performance Group of 13 to 11 funds (depending on the year) in its Lipper category selected by Lipper and as compared to a Performance Universe of 82 to 52 funds (depending on the year) in its Lipper category selected by Lipper for periods ended June 30, 2006 over the 1-, 3- and 5-year periods, and information prepared by the Adviser showing such performance as compared to the Lehman Brothers Aggregate Bond Index (the “Index”) for periods ended June 30, 2006 over the 1-, 3-, 5-year and since inception periods (July 1999 inception). The trustees noted that in the Performance Group comparison ABF – Intermediate Bond Portfolio was in the 2nd quintile in the 1-year period and 4th quintile in the 3- and 5-year periods, and in the Performance Universe comparison ABF – Intermediate Bond Portfolio was in the 3rd quintile in the 1-year period and 4th quintile in the 3- and 5-year periods. The comparative information showed that ABF – Intermediate Bond Portfolio underperformed the Index in all periods reviewed. Based on their review and their discussion of the reasons for ABF – Intermediate Bond Portfolio’s performance with the Adviser, and steps that had been taken by the Adviser in an effort to address such performance, the trustees were satisfied that the Adviser was well positioned to provide quality portfolio management services to the Fund.

Advisory Fees and Other Expenses

The trustees considered the advisory fee rate to be paid by the Fund to the Adviser (zero) and information provided by Lipper showing the fees paid by other fund families under a wrap fee program similar to that of the Fund as well as expense ratio information. The trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. They noted that because the Fund is designed as a vehicle for the wrap fee account market (where investors pay fees to a wrap fee sponsor which pays investment fees and expenses from such fee), the fee arrangements in the Advisory Agreement are unusual in that no advisory fee is payable by the Fund, and the Adviser is responsible for payment of the Fund’s ordinary expenses. However, the Adviser expects to receive payments from the wrap fee program sponsors (the “Sponsors”) that use the Fund as an investment vehicle for their clients. The trustees noted that the Fund acknowledges in the Advisory Agreement that the Adviser and its affiliates expect to receive compensation from third parties in connection with services provided under the Advisory Agreement. The trustees noted that the Adviser had informed them of the negotiated fee arrangements between the Adviser and the initial Sponsor in respect of assets invested in the Fund (payment to the Adviser of 35 basis points on the first $100 million of assets under management and 25 basis points thereafter), and that the Adviser expected to negotiate fee arrangements with other Sponsors in the future. The trustees compared that fee to the fee paid to the Adviser by ABF – Intermediate Bond Portfolio and the

40	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

fees charged by other investment advisers for advising similar funds, and noted that a portion of the fees to be paid by the initial Sponsor to the Adviser (less the expenses of the Fund to be paid by the Adviser) may reasonably be viewed as compensating the Adviser for advisory services it provides to the Fund and that the Adviser had undertaken to present the trustees with proposed procedures for determining the implied fee.

In considering the fee arrangements for the Fund (including the payments to be made to the Adviser in connection with the Fund by Sponsors) the trustees took into account the complexity of investment management for the Fund relative to other types of funds. The trustees evaluated the process of investing in the Fund as compared to investments in other types of securities. The trustees concluded that the fee payable by the initial Sponsor in respect of the Adviser’s services to the Fund would not have been unreasonable if payable by the Fund.

The trustees concluded that the fees expected to be paid to the Adviser by the initial Sponsor were fair and reasonable, given the scope and quality of the services rendered by the Adviser, the expenses to be borne by it, and the special fee structure of a fund designed for use in wrap-fee programs. The trustees also noted that the fees to be paid by the initial Sponsor had been, and that any fee arrangements agreed by the Adviser and future Sponsors would be, negotiated on an arms length basis.

The trustees also considered the fees the Adviser charges other clients with a substantially similar investment style as the Fund. The Adviser informed the trustees that there are no institutional products managed by it that have a substantially similar investment style as the Fund. The trustees noted that the information in the Form ADV indicated that the Adviser charged institutional clients higher fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involved investments in securities of the same types that the Fund invests in (i.e., fixed income taxable).

The Adviser reviewed with the trustees the significant differences in the scope of services it provides to institutional clients and to mutual funds. For example, the advisory agreements require the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to mutual funds by non-affiliated service providers and is responsible for the compensation of the mutual funds’ Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients, and that fees charged to mutual funds reflect the costs and risks of the additional obligations. The Adviser also noted that since mutual funds are constantly issuing and redeeming their shares, they are more difficult to manage than an institutional account, where the assets are relatively stable. Since the Advisory Agreement does not provide

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	41

for any advisory fee to be paid by the Fund, and since the Fund’s expense ratio is expected to be zero, the trustees found these fee comparisons to be of limited relevance. However, they noted that the fees the Adviser expected to receive from the initial Sponsor based on an assumed initial asset level of $100 million were materially higher than the median and average advisory fees paid by other fund families under a wrap fee program similar to that of the Fund.

Economies of Scale

Since the Advisory Agreement does not provide for any compensation to be paid to the Adviser by the Fund, and the Fund’s expense ratio is expected to be zero, the trustees did not consider the extent to which the fee levels in the Advisory Agreement reflect economies of scale. They did, however, consider that the fee payable to the Adviser by the Initial Sponsor declined at a breakpoint based on total assets managed by the Adviser for the Initial Sponsor.

42	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and The AllianceBernstein Corporate Shares (the “Trust”) in respect of AllianceBernstein Corporate Income Shares (the “Portfolio”).2 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Trust, for the Trustees of the Trust, as required by an August 2004 agreement between the Adviser and the New York State Attorney General (the “NYAG”). It should be noted that the Trust has not yet commenced operations. The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Trustees to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 Act (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Portfolio which was provided to the Trustees in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement.

The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Portfolio grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Portfolio.

PORTFOLIO’S EXEMPTION FROM ADVISORY FEES OR EXPENSES

The Adviser proposed that the Portfolio pays no advisory fee to the Adviser for receiving the services to be provided pursuant to the Investment Advisory Agreement. The Trust is designed to serve the needs of the Adviser’s separately managed account (“SMA”) clients. Since SMA clients pay their wrap program provider a unitary fee for managing all investments of their portfolio, the

1	It should be noted that the information in the fee summary was completed on October 23, 2006 and presented to the Board of Directors on October 31-November 2, 2006.

2	Future references to the Portfolio do not include “AllianceBernstein.”

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	43

Portfolio will not pay an advisory fee. The Adviser will also reimburse the Portfolio for all of its other operating expenses, except certain extraordinary expenses, taxes, brokerage costs and the interest on borrowed money.

The Portfolio will offer only one no-load class of shares, which will be distributed through its principal underwriter, AllianceBernstein Investments, Inc. (“ABI”). Since the Portfolio will pay no advisory fees or expenses, the Portfolio will have no distribution plan pursuant to Rule 12b-1 under the 40 Act. Set forth below are the Portfolio’s anticipated annual operating expenses in percentages:

Annual Operating Expenses	%
Advisory Fees[3]	0.35%
Distribution Fees	0.00%
Other Expenses	0.00%
Fee Waiver / Reimbursements	-0.35%

Net Expenses	0.00%

I.  ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services to be provided by the Adviser to the Portfolio that are not provided to non-investment company clients will include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Portfolio’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Portfolio will be more costly than those for institutional assets due to the greater complexities and time required for investment companies. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the Portfolio is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

3	This amount reflects the portion of the wrap fee the expected initial client is expected to pay to the Adviser for managing and bearing all expenses of the Portfolio.

44	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Portfolio. However, with respect to the Portfolio, the Adviser represented that there is no institutional product in the Form ADV that has a substantially similar investment style as the Portfolio.

The Adviser manages AllianceBernstein Bond Fund, Inc. – Intermediate Bond Portfolio, a retail mutual fund that has a similar investment strategy as the Portfolio. Set forth below is the fee schedule of AllianceBernstein Bond Fund, Inc. – Intermediate Bond Portfolio:

Portfolio	AllianceBernstein Mutual Fund	Fee Schedule
Corporate Income Shares Portfolio	AllianceBernstein Bond Fund, Inc. – Intermediate Bond Portfolio	45 bp on 1st $2.5 billion 40 bp on next $2.5 billion 35 bp on the balance

The Adviser represented that it does not sub-advise any registered investment company with a substantially similar investment style as the Portfolio.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fee arrangements for the Portfolio with those for other investment companies receiving similar services from other investment advisers. In addition to the Portfolio, set forth below is a list of other investment companies managed by other fund families under a wrap fee program similar to that of the Trust. It should be noted that with respect to the funds, “Management Fee” is the fee attributable to the management and bearing of expenses of the funds

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	45

(not the management of the wrap fee program). In each case the advisory contract provides for an advisory or management fee of zero.

Fund	Average Net Assets (MM)		Management Fee (%)		Other Expenses Paid by Manager (%)		Expense Reimb. Waiver (%)	Net Expenses (%)
Corporate Income Shares Portfolio	$100.0	[4]	0.350	[5]	0.000		-0.350	0.000

PIMCO FISH[6]: Series R	$72.7		0.250		0.070	[7]	-0.320	0.000

PIMCO FISH: Series M	$755.7		0.250		0.070	[7]	-0.320	0.000

PIMCO FISH: Series C	$763.9		0.250		0.070	[7]	-0.320	0.000

Dreyfus Mortgage Shares	$10.7		0.400	[8]	0.000		-0.400	0.000

Dreyfus High Yield Shares	$8.5		0.400	[8]	0.000		-0.400	0.000

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

A consultant was retained by the Senior Officer to work with the Adviser’s personnel to align the Adviser’s two profitability reporting systems. The alignment, which now has been completed, allows the Adviser’s management and the Trustees to receive consistent presentations of the financial results and profitability although the two profitability reporting systems operate independently. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The Adviser has not managed the Portfolio previously and therefore did not provide historic profitability data for supplying the services it will provide after the Portfolio commences operations.

4	Assumed initial net asset base.

5	This amount also covers estimated operating expenses of the Portfolio that are paid for by the Adviser.

6	“FISH” is the abbreviated form for “Fixed Income Shares.”

7	This amount also is the approximate amount of operating expenses of the fund which are paid for by the fund’s adviser or its affiliates. Source: PIMCO FISH Prospectus.

8	This amount also covers certain operating expenses which are paid by Dreyfus Service Corp. pursuant to an administration agreement with the fund. Source: Dreyfus Fixed Income Securities Prospectus.

46	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

V.	POSSIBLE ECONOMIES OF SCALE

Although the Portfolio will not pay the Adviser an advisory fee, it is still worth considering information on possible economies of scale. The Adviser has indicated that breakpoints in fee schedules reflect a sharing of economies of scale to the extent they exist. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, made a presentation to the Board of Trustees regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, economists, who have written on this subject, had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among economists as to whether economies of scale were being passed on to the shareholders. In the meantime, it is clear that to the extent a fund’s assets were to exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES INCLUDING THE PERFORMANCE OF THE PORTFOLIO.

With assets under management of approximately $659 billion as of September 30, 2006, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Portfolio.

Since the Portfolio has not yet commenced operations, the Portfolio has no performance history. However, the Adviser manages AllianceBernstein Bond Fund, Inc. – Intermediate Bond Portfolio, which has a somewhat similar investment style as the Portfolio. The table below shows the 1, 3, and 5 year performance returns and rankings of AllianceBernstein Bond Fund, Inc. – Intermediate Bond Portfolio relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)9 for the periods ended June 30, 2006.10

9	AllianceBernstein Bond Fund, Inc. – Intermediate Bond Portfolio’s PG is identical to its EG. However, the fund’s PU is not identical to its EU. Outliers and funds with negative management fees are excluded from EUs, but not necessarily from PUs.

10	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Portfolio even if a Portfolio may have had a different investment classification/objective at different points in time.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	47

Intermediate Bond Portfolio	Portfolio Return	PG Median	PU Median	PG Rank	PU Rank
1 year	-0.98	-1.25	-0.98	5/13	43/82
3 year	1.51	1.64	1.78	8/12	46/69
5 year	4.07	4.29	4.39	7/11	34/52

Set forth below are the performance returns of the Class A shares of AllianceBernstein Bond Fund, Inc. – Intermediate Bond Portfolio and its benchmark for the periods ending June 30, 2006:

	Periods Ending June 30, 2006 Annualized Performance
Portfolios	1 Year	3 Year	5 Year	Since Inception
Intermediate Bond Portfolio	-0.98	1.51	4.07	4.95
Lehman Brothers Aggregate Bond Index	-0.81	2.05	4.97	5.92

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Portfolio is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Portfolio is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 1, 2006

48	• ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Mid-Cap Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Global & International

Global Health Care Fund

Global Research Growth Fund

Global Technology Fund

Greater China ‘97 Fund

International Growth Fund

International Research Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid-Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund*

Global Value Fund

International Value Fund

Taxable Bond Funds

Global Government Income Trust

Corporate Bond Portfolio

Emerging Market Debt Fund

Global Strategic Income Trust

High Yield Fund

Intermediate Bond Portfolio

Short Duration Portfolio

U.S. Government Portfolio

Municipal Bond Funds

National Insured National Arizona California Insured California Florida Massachusetts	Michigan Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

All-Market Advantage Fund

AllianceBernstein Global High Income Fund*

AllianceBernstein Income Fund*

AllianceBernstein National Municipal Income Fund*

ACM Managed Dollar Income Fund

ACM Managed Income Fund

California Municipal Income Fund

New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2015 Retirement Strategy	2030 Retirement Strategy
2005 Retirement Strategy	2020 Retirement Strategy	2035 Retirement Strategy
2010 Retirement Strategy	2025 Retirement Strategy	2040 Retirement Strategy
2045 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing

*	Prior to January 26, 2007, AllianceBernstein Global High Income Fund was named Alliance World Dollar Government Fund II and AllianceBernstein Income Fund was named ACM Income Fund. Prior to March 1, 2007, Global Real Estate Investment Fund was named Real Estate Investment Fund. Prior to May 18, 2007, AllianceBernstein National Municipal Income Fund was named National Municipal Income Fund.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES •	49

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN CORPORATE INCOME SHARES

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

CIS-0151-0407

ITEM 2.	CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors David H. Dievler and William H. Foulk, Jr. qualify as audit committee financial experts.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm KPMG LLP, for the Fund’s 2007 fiscal year, for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees*	Audit-Related Fees*	Tax Fees*
2007	$28,500	N/A	$14,975

*	The Fund’s Adviser absorbs all ordinary Fund expenses, including the Fund’s audit fees, audit-related fees and tax fees.

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent auditors. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a) – (c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Service Affiliates”):

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)

2007	$846,538	($14,975)

		(N/A )

		($14,975)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent auditor to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no significant changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Corporate Shares

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date: June 29, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marc O. Mayer
Marc O. Mayer
President

Date:	June 29, 2007

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: June 29, 2007

6